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                                                                   Exhibit 10.55

                             FIFTH AMENDMENT TO THE
                          REINSURANCE POOLING AGREEMENT
                   AMENDED AND RESTATED AS OF JANUARY 1, 2000


This Fifth Amendment (the "Fifth Amendment") to the Reinsurance Pooling Agreement Amended and Restated as of January 1, 2000, as heretofore amended (the "2000 Pooling Agreement"), by and among State Automobile Mutual Insurance Company ("State Auto Mutual"), State Auto Property and Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank"), State Auto Insurance Company of Wisconsin ("State Auto Wisconsin"), Farmers Casualty Insurance Company ("Farmers Casualty"), State Auto Insurance Company of Ohio ("State Auto Ohio") and State Auto Florida Insurance Company ("State Auto Florida") (collectively, the "Pooled Companies") is made this 8th day of July 2004, but is effective as of 12:01 a.m. Columbus, Ohio time July 1, 2004.

BACKGROUND INFORMATION
----------------------

The State Auto Group of insurance companies ("State Auto") intends to expand the scope of its commercial insurance operations by offering customers State Auto Middle Market Insurance (as defined below).

State Auto believes that State Auto Middle Market Insurance is an important opportunity to increase its penetration in commercial lines and to form closer ties with its independent insurance agents who distribute State Auto's other products.

State Auto desires for agents to place State Auto Middle Market Insurance with Meridian Security Insurance Company ("Meridian Security"), an Indiana domiciled property casualty insurer which is a wholly owned subsidiary of State Auto Mutual.

On an interim basis, such coverage shall be placed in State Auto Mutual because it currently holds the requisite state licenses and rate/form filings, while Meridian Security is in the process of securing these regulatory approvals. Placing business with State Auto Mutual will allow earlier entry into this important market segment.

For the interim period that State Auto Middle Market Insurance is to be written through State Auto Mutual, said insurance would be subject to the 2000 Pooling Agreement unless specifically excluded therefrom. State Auto does not intend for State Auto Middle Market Insurance to be subject to the 2000 Pooling Agreement; therefore, the 2000 Pooling Agreement needs to be amended to exclude State Auto Middle Market Insurance.

The Independent Committee of the Board of Directors of each of State Auto Mutual and State Auto Financial Corporation has approved the exclusion of State Auto Middle Market Insurance from the 2000 Pooling Agreement.

The purpose of the Fifth Amendment is to exclude State Auto Middle Market Insurance from the 2000 Pooling Agreement from and after the effective date hereof.


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STATEMENT OF AGREEMENT
----------------------

In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the Pooled Companies agree to amend the 2000 Pooling Agreement as follows:

          1. Capitalized terms used in this Fifth Amendment (including the Background Information) which are not otherwise defined herein shall be defined as in the 2000 Pooling Agreement and those definitions shall apply in this Fifth Amendment.

          2. It is understood and agreed that State Auto Middle Market Insurance is defined as follows: State Auto Middle Market Insurance is (i) property casualty insurance for commercial risks that are larger than those included in the standard segment of State Auto's business; (ii) underwritten by the State Auto Middle Market Insurance underwriting unit; and (iii) coded by State Auto as State Auto Middle Market Insurance.


          3. Section 1 a. of the 2000 Pooling Agreement is hereby amended by the addition of the following sentence: It is understood and agreed that Net Liabilities excludes any and all liabilities arising out of State Auto Middle Market Insurance for such insurance written on and after 12:01 a.m., July 1, 2004.

          4. Section 1 b. of the 2000 Pooling Agreement is hereby amended by the addition of the following sentence: It is understood and agreed that Net Premiums excludes any and all premiums arising out of State Auto Middle Market Insurance for such insurance written on and after 12:01 a.m., July 1, 2004.


          5. The following sentence is added to section 2. Cession of the 2000 Pooling Agreement: Notwithstanding anything to the contrary in subsections
     (a), (b), (c), (d), (e), and (f) of this section 2, liabilities incurred in connection with or arising out of State Auto Middle Market Insurance are not included in the liabilities ceded in the above described subsections of this section 2.

          6. The following sentence is added to section 4. Assumption of Reinsurance of the 2000 Pooling Agreement: Notwithstanding anything to the contrary in subsections (a), (b), (c), (d), (e), and (f) of this section 4, liabilities incurred in connection with or arising out of State Auto Middle Market Insurance are not included in the liabilities reinsured and assumed in the above described subsections of this section 4.


          7. The following sentence is added to section 7. Premium Payable by State Auto Mutual of the 2000 Pooling Agreement:



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     Notwithstanding anything to the contrary in subsections (a), (b), (c),
     (d), (e), and (f) of this section 7, no losses, loss expenses, underwriting expenses and administrative expenses chargeable to State Auto Middle Market Insurance shall be included in the amounts pro rated among the parties on the basis of the Respective Percentage of each as described in the above referenced subsections of this section 7.

          8. The following sentence is added to section 9. General Statement of Intent of the 2000 Pooling Agreement: Notwithstanding anything to the contrary in subsections (a), (b), (c), (d), (e), (f), (g), and (h) of this section 9, premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to State Auto Middle Market Insurance from and after 12:01 a.m., July 1, 2004, are excluded from the scope of the 2000 Pooling Agreement.


          9. The following sentence is added to section 10. Losses Excluded of the 2000 Pooling Agreement: All premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to State Auto Middle Market Insurance from and after 12:01 a.m., July 1, 2004, are excluded from the scope of the 2000 Pooling Agreement.

          10. The following sentence is added to section 17. Insolvency: The parties to this Agreement understand and agree that the reinsurance made under this agreement excludes State Auto Middle Market Insurance for such business written on and after 12:01 a.m., July 1, 2004.


          11. The Fifth Amendment is effective as of 12:01 a.m. Columbus, Ohio time July 1, 2004 (the "Effective Date"), provided that it is not disapproved by any insurance regulator with jurisdiction over any party to the 2000 Pooling Agreement, as amended heretofore and hereby. If the Fifth Amendment is disapproved as indicated, the Fifth Amendment shall be deemed null and void and shall not be deemed to have amended the 2000 Pooling Agreement in any manner whatsoever. This Fifth Amendment shall terminate when the 2000 Pooling Agreement terminates, absent the earlier termination hereof by the written consent of all parties hereto.

Except as expressly amended hereby, the 2000 Pooling Agreement shall continue in full force and effect for the balance of the term thereof.

By the signature of an authorized officer hereon, each of the parties hereto agrees to the terms of this Fifth Amendment.





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State Automobile Mutual Insurance Company


By: /s/ Robert H. Moone
    ------------------------------------------------
         Robert H. Moone, President


State Auto Property and Casualty Insurance Company


By: /s/ Robert H. Moone
    ------------------------------------------------
         Robert H. Moone, President


Milbank Insurance Company


By: /s/ Robert H. Moone
    ------------------------------------------------
         Robert H. Moone, President


State Auto Insurance Company of Wisconsin


By: /s/ Robert H. Moone
    ------------------------------------------------
         Robert H. Moone, President


Farmers Casualty Insurance Company


By: /s/ Robert H. Moone
    ------------------------------------------------
         Robert H. Moone, President


State Auto Insurance Company of Ohio


By: /s/ Robert H. Moone
    ------------------------------------------------
         Robert H. Moone, President




State Auto Florida Insurance Company


By: /s/ Robert H. Moone
    ------------------------------------------------
         Robert H. Moone, President